Exhibit 32

CERTIFICATION BY CHIEF EXECUTIVE OFFICER

PURSUANT TO 18 U.S.C. SECTION 1350,

AS ADOPTED PURSUANT TO

SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Quarterly Report on Form 10-Q of Genesis Energy, L.P. (the “Partnership”) for the period ended March 31, 2012 (the “Report”) filed with the Securities and Exchange Commission on the date hereof, the undersigned, Grant E. Sims, Chief Executive Officer and Robert V. Deere, Chief Financial Officer of Genesis Energy, LLC, the general partner of the Partnership, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

(1)	the Partnership’s Report fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934 as amended; and

(2)	the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Partnership.

May 4, 2012	/s/ Grant E. Sims
Grant E. Sims
Chief Executive Officer,
Genesis Energy, LLC

/s/ Robert V. Deere

Robert V. Deere
Chief Financial Officer,
Genesis Energy, LLC